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                                                                    Exhibit 99.1

                                  PRESS RELEASE

  Portland - OR
  04/29/99
  CASCADE ANNOUNCES SALE OF INDUSTRIAL TIRES LIMITED BUSINESS UNIT
  Robert C. Warren, Jr., President and Chief Executive Officer of Cascade Corporation (NYSE: CAE) reported that the previously announced sale of the company's Industrial Tires Limited Business Unit to Maine Rubber Company has been completed.

  Cascade Corporation, headquartered in Portland, Oregon is a leading international manufacturer of lift truck attachments, forks, and accessories.



  James P. Miller - (503) 669-6300
  Gerald A. Parsons - (503) 228-2909